

<ARTICLE>                     5
<LEGEND>
This schedule contains summary financial information extracted from Swift Energy
Operating Partners 1993-B, Ltd.'s balance sheet and statement of operations con-
tained in its Form 10-K for the year ended December 31, 1997 and is qualified in its entirety by reference to such financial statements.
</LEGEND>

<PERIOD-TYPE>                   YEAR
<FISCAL-YEAR-END>                              DEC-31-1997
<PERIOD-END>                                   DEC-31-1997
<CASH>                                         332,870
<SECURITIES>                                   0
<RECEIVABLES>                                  478,853
<ALLOWANCES>                                   0
<INVENTORY>                                    0
<CURRENT-ASSETS>                               811,723
<PP&E>                                         9,309,496
<DEPRECIATION>                                 (6,147,139)
<TOTAL-ASSETS>                                 3,999,299
<CURRENT-LIABILITIES>                          174,126
<BONDS>                                        0
<PREFERRED-MANDATORY>                          0
<PREFERRED>                                    0
<COMMON>                                       0
<OTHER-SE>                                     3,804,769
<TOTAL-LIABILITY-AND-EQUITY>                   3,999,299
<SALES>                                        1,447,550
<TOTAL-REVENUES>                               1,479,833
<CGS>                                          0
<TOTAL-COSTS>                                  1,380,587<F1>
<OTHER-EXPENSES>                               0
<LOSS-PROVISION>                               0
<INTEREST-EXPENSE>                             0
<INCOME-PRETAX>                                (92,788)
<INCOME-TAX>                                   0
<INCOME-CONTINUING>                            (92,788)
<DISCONTINUED>                                 0
<EXTRAORDINARY>                                0
<CHANGES>                                      0
<NET-INCOME>                                   (92,788)
<EPS-PRIMARY>                                  0
<EPS-DILUTED>                                  0

<F1>Includes  lease  operating  expenses,  production  taxes  and  depreciation, depletion and amortization expense. Excludes general and administrative and interest expense.


